Exhibit 99.1

Business and Financial Update

Dave Meador, Executive Vice President and CFO

Steve Kurmas, President & COO Detroit Edison

June 18-20, 2012

Safe Harbor Statement

The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the uncertainties of successful exploration of unconventional gas and oil resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the

Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and Detroit Edison’s 2011 Forms 10-K and 2012 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and

Detroit Edison. Cautionary Note – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as “probable reserves” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy’s 2011 Form 10-K and 2012 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by accessing its website at www.sec.gov or by calling 1-

800-SEC-0330. 2

• Overview

• Utility Growth

• Non-Utility Growth

• 2012 Guidance

3

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~80% of DTE Energy's 2011 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy's 2011 Earnings



Gas Storage & Pipelines

Transport and store natural gas



Power & Industrial Projects

Own and operate energy related assets



Energy Trading

Generate economic value and provide strategic benefits



Unconventional Gas Production

Production of shale natural gas and oil in Texas

4

DTE Energy Earnings & Dividend Growth

Targeting 5%—6% Long-Term Operating EPS Growth

From 2012 Guidance Midpoint

Guidance

$3.73

$3.80**

$3.60

$3.30

• ~7% CAGR EPS Growth from

2008 ? 2012

• Annualized dividend rate

$2.89 i d 5 5% $2 48

Dividend

$2.12 $2.12

$2.18

$2.32

increased 5.5% to 2.48 per

share (effective October 2012 dividend)

– CAGR of 5.4% since 2009

• Dividend Operating

EPS*

per share

growth supported by

underlying earnings growth

2008A 2009A 2010A 2011A 2012E 2013E 2014E 2015E

5	* Reconciliation to GAAP reported earnings included in the appendix

** Midpoint of $3.65—$3.95 range

Michigan Economy Continues to Show Signs of

Improvement

Southeast Michigan Residential Building Permits

B i i t R b d*

Michigan Unemployment

Declining*

%

14

g Beginning to Rebound*

8

10

12

Lowest since

August 2008

8

10

*	Source: Bureau of Labor Statistics
4
6

Dec-09 Jun-10 Dec-10 Jun-11 Dec-11 Apr-12

ts issued (000s)

6

Michigan Auto Production

Increasing*

600

800

Annual permi

2
4

ion (000’s)

200

400

Michigan

Detroit Edison

Territory

0

2006 2007 2008 2009 2010 2011

terly auto producti

*	Source: IHS Automotive 6

- Uptick in 2012 housing starts

2005 2006 2007 2008 2009 2010 2011 2012 (1Q 2012 housing permits up 34% over 1Q 2011)

Q1

*	Source: Census Bureau

Quart

• Overview

• Utility Growth

• Non-Utility Growth

• 2012 Guidance

7

Detroit Edison
Investment Profile, 2012 – 2016

DTE Energy

Base Infrastructure*	Environmental Compliance	Renewable Energy & Energy Efficiency
~$4 billion	$1.3 - $1.8 billion	$900 million



- Investments to ensure reliability of generation fleet and distribution systems
- $785 million investment in 2012



- Investments to meet evolving environmental requirements
- $255 million investment in 2012



- Renewable generation to meet Michigan RPS
- $235 million investment in 2012

* Includes AMI, Ludington expansion and other investments

8

Detroit Edison
Dry Sorbent Injection (DSI)

DTE Energy

DSI reduces emissions to comply with MATS*


St Clair Power Plant

- DSI effective for Detroit Edison coal-fired fleet
  - Allows majority of non-scrubbed units to economically meet MATS standards
  - Not economical for small portion of coal fleet (~300MW)
- DSI not fundamental to supply stack position for Detroit Edison coal units
  - Combined cycle gas turbines make up only 11%** of MISO capacity

* MATS (Mercury and Air Toxics Standard).
** Source: SNL Financial

9

Detroit Edison

Renewable Energy Wind Development

Thumb Wind Parks

110 MW Wind

In-service 4Q 2012

~$250 million capital investment

Gratiot Wind Energy

212 MW Wind online March 2012

102 MW ( 64 turbines) owned and operated

New Wind Park (Huron County)

110 MW Wind

2013 Construction

~$250 million capital 10

) p

by Detroit Edison

$investment

MichCon

Investment Profile, 2012 – 2016

Base Capital Main Renewal Meter Move-out

$675 million $250 million $115 million

• Strengthen and expand

distribution system

• 660 mile main replacement over

10 years ($500 million total capital

• Move out ~25,000 meters per

year

• Transmission pipeline integrity

• $155 million investment in 2012

investment)

• $40 million investment in 2012

• Improves customer service

• $22 million investment in 2012

11

Rate case filed in April 2012 for $77 million

(includes infrastructure recovery mechanism, decoupling and 11% ROE)

• Overview

• Utility Growth

• Non-Utility Growth

• 2012 Guidance

12

Outlook for Natural Gas Demand & Supply

US Gas Supply and Demand 2015 Gas Supply Curve

6

$/MMBtu1

80

Bcf/d

Demand

Susquehanna Eagle

F d

4	NE Marcellus

Fayetteville

60

New drilling

to fill shortfall

8-10 Bcf/d of

New drilling

q

wells Ford

40 2

Supply with no

new drilling

8	10

20

2011 2012 2013 2014 2015

Production decline and demand growth drive

d illi d f 8 10B f/d h

0 2 4 6

Bcf/d New Supply

0

Marcellus production low on supply stack;

I tl t iti i M ll i

13

new drilling needs of 8-10 Bcf/each year

1. Breakeven cost of new supply at after-tax 10% IRR

Source: DTE Energy analysis

Incremental opportunities in Marcellus region

Gas Storage & Pipelines
Growth Opportunities from Marcellus Shale Development

DTE Energy

Gas Storage & Pipelines
Solid Operating Earnings* Growth


($millions)
$57*
$57-60
~$100
2011A
2012E
2013E
2014E
2015E
2016E

Millennium Mainline Expansions

- First two expansions fully contracted
  - $90 million investment (DTE $23 million)
  - Expand capacity ~50% to 0.8 Bcf/d
- First expansion: expect FERC approval and begin construction in 2Q; in-service late 2012
- Second expansion: FERC approval and construction in 2013
- Future expansions economic to 1.5 Bcf/d


CORNING
CORNING C.S
STAGECOACH
NY
MILLENNIUM
BLUESTONE
Expansion 2
"Minisink Compressor"
PA
Expansion 1
"Hancock Compressor"
RAMAPO
NJ

* Reconciliation to GAAP reported earnings included in the appendix

14

Gas Storage & Pipelines

Bluestone Pipeline & Gathering Update

Bluestone • $280 million investment

• Right-of-way and permitting nearly

complete

• Gathering system Project

Phase 1

construction underway;

portion in service

• Lateral construction to begin in 2Q

• Anchor customer began drilling in April

• In Phase 2

Initial

gathering

service 2012

15

• 180,000 acres within 5 miles of Bluestone

•	6 major producers in area; discussions underway

Additional Gathering Opportunities

Power & Industrial Projects

Operating Earnings* Potential of $125 Million by 2016

($millions) ~$125 Renewable Energy

$45 $55

( )

~$35

~$25

New project

development

Renewable

Energy

gy

$38*

- ~$60 Reduced Emissions

Fuel Reduced Emissions Fuel

Wood-fired Plant, Mt. Poso

~$75 Industrial Energy

Services

Midwest Utility

Energy Services

~($70) Corporate allocations,

interest & overheads

Industrial 2011A 2012E 2013E 2014E 2015E 2016E

*Reconciliation to GAAP reported earnings included in the appendix 16

Steam & Chilled Water

Power & Industrial Projects
Reduced Emission Fuels Development Update

DTE Energy


REF Facility at Monroe Power Plant

Significant value and strong earnings contribution for next 10 years

2012 Status

- Operations and volume on target at five placed units
- Working to relocate four units
  - Unit 1: Agreement executed; relocation by 3Q
  - Unit 2: Negotiations complete; relocation in 4Q
  - Units 3 & 4: In discussions with five potential host utilities

Earnings Outlook

- 2012: ~$30 million earnings contribution
- 2013-2021: Average annual earnings contribution of ~$50 million

17

• Overview

• Utility Growth

• Non-Utility Growth

• 2012 Guidance

18

2012 Operating Earnings Guidance*

2011 2012 2012 Detroit Edison $443 $438 ? $448

Mi hC 110 110 (millions, except EPS) Actual* Guidance* Drivers

Full year rate order impact at lower ROE, 2011 one-time tax

items and increased earnings from renewable investments

Continued cost control to offset 1Q unfavorable weather; MichCon ? 115

Gas Storage & Pipelines 57 57 ? 60

Unconventional Gas

(6)	0

Modest incremental earnings from existing projects; more

significant growth begins in 2013 from new projects

Q ;

April rate case filing

Targeting Production

Power & Industrial

Projects

38 45 ? 55

Energy 52 30 ? 50

Incremental earnings from REF

monetization

Trading Unprecedented 1Q warm weather pressuring 2012 earnings;

Corporate & Other (61) (54)

DTE Energy $633 $626 ? $674

balance of year assumed at historical levels

Primarily lower interest expense

Operating EPS $3.73 $3.65 ? $3.95

Avg. Shares Outstanding 170 171

*	Reconciliation to GAAP reported earnings included in the appendix 19

2012 Capital Expenditures & Cash Flow Guidance

Capital Expenditures Cash Flow Summary

($ millions) ($ billions)

2011 2012

Actual Guidance

2011 2012

Actual Guidance

Detroit Edison

Cash From Operations $2.0 $1.9

Capital Spending (1.5) (1.9)

Free Cash Flow $0.5 $0.0

Operational $688 $785

Environmental 186 255

Renewables / EO 3 28 235

$1,202 $1,275

Asset Sales—0.3

Dividends (0.4) (0.4)

Net Cash $0.1 ($0.1)

MichCon

Operational $155 $155

Expansion 2 5 6 0

$ 180 $

215

Debt ($0.1) $0.1

Equity programs is non-cash

$146 $430

Total $1,528 $1,920

Non-Utility / Corporate &

Other

20

issued for employee benefit considered non and not included in financing activities

Strong Balance Sheet Supports Leverage*

Growth

• A strong balance sheet remains a key DTE priority

S i f diti t i 51% 50%

Target

50%—52%

51%

• Series of credit improvements in 2012

– Fitch upgraded Detroit Edison and MichCon

– Moody’s raised its outlook to Positive

• Leverage and 2010 2011 2012E

cash flow metrics within targeted ranges

Funds from Operations / Debt* • $1.4 billion of available liquidity as of March 31, 2012

24% 22%

Target

28% 22%—24%

2010 2011 2012E

21

*Debt excludes securitization, a portion of MichCon’s short-term debt, and considers 50% of the Trust Preferreds/Junior Subordinated Notes as equity

DTE Energy

Investment Thesis

DTE Energy has a plan it believes will provide 5% - 6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet

- **Utility growth plan driven by mandated investments**
- **Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns**
- **Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability**
- **Meaningful, low-risk growth opportunities in non-utility businesses continue to provide diversity in earnings and geography**





5%-6% Average Annual EPS Growth

+

Attractive Dividend





22

Contact Us

DTE Energy Investor Relations

www.dteenergy.com/investors

313-235-8030

23

Appendix

Mi hi P bli S i C i i (MPSC)

• The Michigan Public Service Commission is composed of three members

Michigan Public Service Commission appointed by the Governor with the advice and consent of the Senate.

• Commissioners are appointed to serve staggered six-year terms.

• No more than two Commissioners may represent the same political party.

• One commissioner is designated as chairman by the Governor.

Orjiakor Isiogu

Commissioner

Appointed: 9/9/07

Greg White

Commissioner

Appointed: 12/4/09

John Quackenbush

Chairman

Appointed: 9/15/11

Term Ends: 7/2/13

(Democrat)

Term Ends: 7/2/15

(Independent)

Source: MPSC website—www.michigan.gov/mpsc—Jan. 2010

25

Term Ends: 7/2/17

(Republican)

MichCon Rate Case Filing (U-16999)

DTE Energy

Estimated Net Rate Request


($ millions)
$49
$27
$1
$77
Sales / Midstream Reductions
Rate Base / Capital Structure
O&M / Other
Total

Rate Case Highlights

Represents annual base rate growth of ~4%* since last rate increase; combined with declining gas prices, annual bills decreasing ~5%*

- Lower Sales due to customer conservation and lower midstream revenues
- $377 million increase in rate base
- Other highlights
  - 11% return on equity
  - Modified revenue decoupling mechanism
  - Infrastructure recovery mechanism for main renewal, meter move-out and pipeline integrity
- Timing
  - Filed: April 2012
  - Staff Testimony: September 2012
  - Self-implement: November 2012
  - Proposal for decision: February 2013
  - Final Order: By April 2013

*Projected annualized residential change from 2010 to 2013 (weather normalized)

26

Gas Storage & Pipeline: Overview

• Fully contracted (6 avg Vector Pipeline – 40%

year avg. term)

• 348 miles of pipe; 120,000 H.P. of

compression at five stations

Millennium Pipeline – 26.25%

Storage

Assets

• Fully contracted (> 10 year avg. term)

• 222 miles of pipe; 15,000 H.P. of

compression

Pipeline

Interests

• Fully contracted (6 year avg. term)

• 90 Bcf of storage capacity in Michigan

• 26 200 H P DTE Gas Storage

26,200 H.P. of compression

Michigan Gathering Assets

• Comprised of MichCon Lateral and

MichCon Gathering Companies

27

• Two systems: One designed to handle

liquid rich gas and the other for dry

production gas

B ttShl O ti Mti

Reserves (Bcfe) Acreage Position (000’s Acres)

Barnett Shale Operating Metrics

1Q 2012 Results

Net

Developed

Acres

17

88

17

87

186 Proven

559

201

555 • 9 new wells on-line, 6 in progress

• Production of 1.3 Bcfe (60% liquids)

• 58% increase in oil sales volume yearover-

year

Net

Undeveloped

Acres

1Q 2012

70 71

YE2011

Probable

(Unaudited)

354 373

over 2012 Goals

Gross Producing Wells Net Production (Bcfe)

224

YE2010 YE2011 • Prudently manage Barnett assets and

focus on developing liquids production

• Pursue monetization opportunities

215 6—7

5.1

YE2011 1Q 2012 YE2011 YE 2012E

28

Unconventional Gas: Barnett Shale Assets Focused on Marble Falls Oil Play

DTE Energy

Oil and NGLs* driving value

Revenue by product (%)



Oil 60%
NGL 30%
Gas 10%
2010
2011
2012E

Proved reserves by product (%)



Oil 11%
NGL39%
Gas 50%
2009
2010
2011

- Focus on maturing Marble Falls oil play
- Wells confirming resource play
  - Vertical wells initial production up to 250 bbls oil per day plus liquids rich gas
  - Potential upside with horizontal wells
  - ~65,000 net acre Marble Falls position
- Well payback period of 6-24 months at current prices
  - Vertical well costs of $800k
  - Attractive economics at current prices

* Natural gas liquids

29

DTE Energy Trading Reconciliation of

Operating Earnings* to Economic Net Income

illi )

Energy Trading Operating

E i * Operating Earnings* to Economic Net Income

($ millions)

Economic net income equals economic gross margin*** minus O&M expenses and taxes

DTE Energy management Earnings*

Realized 1Q 2011 1Q 2012 $16 $20

($ millions, after-tax) ($2) $0 ($2) uses economic net income as one of the performance

measures for external

communications with

analysts and investors

Internally, DTE Energy

Unrealized

O&M / Other

- (11)

(14)	(11)

$2 ($2)

1Q 2012 Operating

Earnings*

Accounting

Adjustments**

1Q 2012

Economic Net Income

$22 $24

y gy

uses economic net income

as one of the measures to

review performance

against financial targets

and budget

$2

** statement effect of not non

1Q 2011

Economic Net Income

Accounting

Adjustments**

1Q 2011 Operating

Earnings*

*	Reconciliation to GAAP reported earnings included in the appendix

Consists of the income recognizing changes in the fair market value of certain nonderivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

30

Continuous Improvement Efforts Offsetting Inflation and

Other Costs

Utility Operations and Maintenance Expense*

($ millions)

~$1,900

~$350

$1,635

$1,550 ~$1,590**

Target

$1,550

2005 2006 2007 2008 2009 2010 2011 2012E

*Excludes bad debt expense, energy efficiency and renewable energy 31

Utility O&M reduction of $85 million from 2005 to 2012E

**Includes $40 million of higher storm costs vs. 2010

Reconciliation of 1Q 2011 Reported to

O ti E i

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors.

Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Operating Earnings

1Q 2011

DTE Electric Gas

Gas

Storage & Unc. Gas

Power &

Indust. Energy Corporate

Net Income ($ millions)

Energy Utility Utility

g

Pipelines Prod. Projects

gy

Trading

p

& Other

Reported Earnings $176 $85 $83 $15 ($2) $10 $2 ($17)

Fermi 1 Asset Retirement Obligation 12 1 2————

Operating Earnings $188 $97 $83 $15 ($2) $10 $2 ($17)

1Q 2011

Gas

Power $EPS

DTE

Energy

Electric

Utility

Gas

Utility

Storage &

Pipelines Unc. Gas Prod.

&

Indust.

Projects

Energy

Trading

Corporate

& Other

Reported Earnings $1.04 $0.50 $0.49 $0.09 ($0.01) $0.06 $0.01 ($0.10)

Fermi 1 Asset Retirement Obligation 0.07 0.07————

Operating $1.11 $0.57 $0.49 $0.09 ($0.01) $0.06 $0.01 ($0.10)

32

Earnings

DTE Energy

Reconciliation of 2011 Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2011		Net Income ($ millions)						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$711	$434	$110	$57	($6)	$38	$52	$26
Michigan Corporate Income Tax Adjustment	(87)	-	-	-	-	-	-	(87)
Fermi 1 Asset Retirement Obligation	9	9	-	-	-	-	-	-
Operating Earnings	$633	$443	$110	$57	($6)	$38	$52	($61)

2011		$EPS						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$4.18	$2.55	$0.65	$0.34	($0.04)	$0.22	$0.31	$0.15
Michigan Corporate Income Tax Adjustment	(0.50)	-	-	-	-	-	-	(0.50)
Fermi 1 Asset Retirement Obligation	0.05	0.05	-	-	-	-	-	-
Operating Earnings	$3.73	$2.60	$0.65	$0.34	($0.04)	$0.22	$0.31	($0.35)

33

Reconciliation of 2010 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2010	Net Income ($ millions)							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$630	$441	$127	$51	($11)	$85	$6	($69)
Performance Excellence Process - Cost to Achieve Deferral*	(20)	-	(20)	-	-	-	-	-
Settlement with Detroit Thermal	(3)	(3)	-	-	-	-	-	-
Operating Earnings	$607	$438	$107	$51	($11)	$85	$6	($69)

2010	$EPS							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.74	$2.62	$0.75	$0.30	($0.06)	$0.50	$0.04	($0.41)
Performance Excellence Process - Cost to Achieve Deferral*	(0.12)	-	(0.12)	-	-	-	-	-
Settlement with Detroit Thermal	(0.02)	(0.02)	-	-	-	-	-	-
Operating Earnings	$3.60	$2.60	$0.63	$0.30	($0.06)	$0.50	$0.04	($0.41)

* Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

34

Reconciliation of 2009 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2009 — Net Income ($ millions)

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$532	$376	$80	$49	($9)	$31	$75	($70)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(13)	-	(13)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	13	-	13	-	-	-	-	-
Chrysler Bad Debt	5	4	-	-	-	1	-	-
General Motors Bad Debt	3	-	-	-	-	3	-	-
Antrim Hedge	3	-	-	-	-	-	-	3
Operating Earnings	$543	$380	$80	$49	($9)	$35	$75	($67)

FY 2009 — $EPS

	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.24	$2.28	$0.49	$0.30	($0.05)	$0.19	$0.46	($0.43)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(0.08)	-	(0.08)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	0.08	-	0.08	-	-	-	-	-
Chrysler Bad Debt	0.03	0.02	-	-	-	0.01	-	-
General Motors Bad Debt	0.02	-	-	-	-	0.02	-	-
Antrim Hedge	0.01	-	-	-	-	-	-	0.01
Operating Earnings	$3.30	$2.30	$0.49	$0.30	($0.05)	$0.22	$0.46	($0.42)

35

Reconciliation of 2008 Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors.

Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2008

DTE

Energy

Electric

Utility

Gas

Utility

Gas

Storage and

Pipelines

Unc. Gas

Prod.

Power &

Indust.

Projects

Energy

Trading

Corporate

& Other Synfuel

Reported Earnings $546 $331 $85 $38 $84 $40 $42 ($94) $20

6	4 1 1

Net Income ($ millions)

Performance Excellence Process———-

Core Barnett Sale (81)—— (81)—— -

Antrim hedge 13———— 13 -

Barnett Lease impairment 5—— 5—— -

Crete Sale—Tax True up 2———— 2 -

Synfuel Discontinued Operations (20)—————(20)

Operating Earnings $471 $331 $89 $38 $8 $41 $43 ($79) $ -

FY 2008

DTE Electric Gas Gas Storage and Unc. Gas

Power & Indust. Energy Corporate $EPS

Energy Utility Utility g Pipelines Prod. Projects

Gy Trading p

& Other Synfuel Reported Earnings $3.34 $2.03 $0.52 $0.23 $0.52 $0.25 $0.26 ($0.59) $0.12

Performance Excellence Process 0 ..05—0.03—- 0.01 0 .01—-

Core Barnett Sale (0.50)—— (0.50)———Antrim hedge 0.08———— 0.08 -

0 03 0 03

36

Barnett Lease impairment 0.03—— .03—— -

Crete Sale—Tax True up 0.01———— 0.01 -

Synfuel Discontinued Operations (0.12)—————(0.12)

Operating Earnings $2.89 $2.03 $0.55 $0.23 $0.05 $0.26 $0.27 ($0.50) $ -

Reconciliation of Other Reported

to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors.

Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

There were no reported to operating earnings adjustments in 1Q 2012.

37